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Semi-Annual Report

April 30, 2002

MuniYield
Quality
Fund, Inc.

www.mlim.ml.com

                          MUNIYIELD QUALITY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                    MuniYield Quality Fund, Inc., April 30, 2002

DEAR SHAREHOLDER

For the six months ended April 30, 2002, the Common Stock of MuniYield Quality Fund, Inc. earned $0.455 per share income dividends, which included earned and unpaid dividends of $0.076. This represents a net annualized yield of 6.15%, based on a period-end net asset value of $14.91 per share. For the six-month period ended April 30, 2002, the total investment return of the Fund's Common Stock was +0.47%, based on a change in per share net asset value from $15.27 to $14.91, and assuming reinvestment of $0.455 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.75% for Series A, 1.42% for Series B, 1.37% for Series C and 1.37% for Series D.

The Municipal Market Environment

During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

The Fund began the six-month period ended April 30, 2002 fully invested in tax-exempt municipal bonds with a relatively strong credit profile. The Fund remained somewhat defensively structured with investments primarily in premium coupon issues and intermediate maturities. During the period, we made new purchases in premium coupon bonds in the 20-year maturity area. We focused on these maturities because they offered close to 95% of maximum yield available in the entire municipal yield curve with less interest rate volatility than that associated with longer maturity bonds. We adopted this strategy in recognition of the relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the US economy is still facing considerable uncertainty. Consequently,


                                      2 & 3

                                    MuniYield Quality Fund, Inc., April 30, 2002

we maintained the Fund's fully invested position throughout the period in an effort to enhance shareholder income. At the end of the period, 93.1% of the Fund's assets were invested in securities rated A or better by one of the major bond rating agencies and more than 80% of the Fund's assets were invested in securities insured by AAA-rated municipal bond insurers.

Looking ahead, we expect to remain essentially fully invested and to retain the Fund's current high credit quality profile. We will continue to look for opportunities in the market provided by new municipal issuance to purchase premium coupon issues primarily in the 20-year maturity range.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost to below 2%. This decline, in combination with a steep tax-exempt yield curve, has generated a substantial income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Further declines in short-term interest rates are not expected, but neither is a substantial increase during the next six months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

June 7, 2002

PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                            28,954,471          636,131
                                         James H. Bodurtha                         28,947,615          642,987
                                         Joe Grills                                28,934,124          656,478
                                         Roberta Cooper Ramo                       28,941,467          649,135
                                         Robert S. Salomon, Jr.                    28,934,485          656,117
                                         Melvin R. Seiden                          28,930,815          659,787
                                         Stephen B. Swensrud                       28,920,089          670,513
------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2002, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A, B, C and D) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted  Shares Withheld
                                                                                          For        From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud                     7,810             25
------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                    MuniYield Quality Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P      Moody's      Face
STATE              Ratings    Ratings     Amount         Issue                                                                Value
====================================================================================================================================
Alaska--0.5%         AAA       Aaa       $ 2,100         Alaska State International Airports Revenue Bonds,
                                                         Series B, 5.75% due 10/01/2019 (a)                                  $ 2,225
                     ---------------------------------------------------------------------------------------------------------------
                                                         Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                         (Exxon Pipeline Company Project), VRDN (k):
                     A1+       VMIG1@        200            Series A, 1.65% due 12/01/2033                                       200
                     A1+       VMIG1@        100            Series B, 1.65% due 12/01/2033                                       100
====================================================================================================================================
Arizona--2.5%        AAA       NR*         2,345         Maricopa County, Arizona, Public Finance Corporation,
                                                         Lease Revenue Bonds, RIB, Series 511X, 9.01% due 7/01/2014 (a)(j)     2,711
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,000         Mesa, Arizona, IDA, Revenue Bonds (Discovery Health System),
                                                         Series A, 5.875% due 1/01/2014                                        2,187
                     ---------------------------------------------------------------------------------------------------------------
                     AA+       NR*         3,250         Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173,
                                                         12.988% due 7/01/2008 (j)                                             4,579
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         1,695         Phoenix, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds,
                                                         AMT, Series 1B, 7.35% due 6/01/2031 (h)(l)                            1,951
====================================================================================================================================
Colorado--20.2%                                          Colorado Housing and Finance Authority Revenue Bonds
                                                         (S/F Program) (h):
                     AAA       NR*         1,885             AMT, Series B-2, 6.80% due 4/01/2030                              2,038
                     AAA       NR*         5,200             Series B-3, 6.55% due 10/01/2016                                  5,793
                     AAA       NR*         3,585             Series B-3, 6.50% due 10/01/2029                                  3,940
                     ---------------------------------------------------------------------------------------------------------------
                                                         Colorado Housing and Finance Authority, Revenue Refunding Bonds:
                     AAA       Aaa        12,780             AMT, Series A-2, 6.60% due 5/01/2028 (a)                         13,928
                     AAA       NR*         3,755             AMT, Series C-2, 7.05% due 4/01/2031 (e)(h)                       4,175
                     AAA       Aaa         7,555             AMT, Series C-2, 7.25% due 10/01/2031 (a)                         8,381
                     AAA       Aaa         2,000             AMT, Series E-2, 7% due 2/01/2030 (h)                             2,241
                     AAA       Aaa         3,000             (S/F Program), AMT, Series B-2, 6.80% due 2/01/2031 (h)           3,336
                     AAA       NR*         2,335             (S/F Program), AMT, Series C-2, 8.40% due 10/01/2021 (e)(h)       2,538
                     AAA       NR*         2,085             Series C-3, 7.15% due 10/01/2030 (e)(h)                           2,327
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         8,500         Denver, Colorado, City and County Airport Revenue Bonds,
                                                         AMT, Series D, 7.75% due 11/15/2013 (h)                              10,529
                     ---------------------------------------------------------------------------------------------------------------
                                                         Denver, Colorado, City and County, COP, Series B (a):
                     AAA       Aaa         6,405             5.75% due 12/01/2018                                              6,928
                     AAA       Aaa        14,590             5.50% due 12/01/2025                                             15,072
                     ---------------------------------------------------------------------------------------------------------------
                                                         Longmont, Colorado, Sales and Use Tax Revenue Bonds (d):
                     AAA       NR*         2,280             5.70% due 11/15/2018                                              2,438
                     AAA       NR*         2,200             5.75% due 11/15/2019                                              2,348
                     ---------------------------------------------------------------------------------------------------------------
                     A1+       VMIG1@      5,500         Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                         VRDN, 1.75% due 5/01/2013 (k)                                         5,500
====================================================================================================================================
Connecticut--0.7%    AA        NR*         2,675         Connecticut State, GO, DRIVERS, Series 190, 9.78% due
                                                         11/01/2013 (j)                                                        3,355
====================================================================================================================================
District of          AAA       Aaa         6,000         District of Columbia, GO, Refunding, DRIVERS, Series 152,
Columbia--4.0%                                           8.979% due 6/01/2013 (f)(j)                                           6,890
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,845         District of Columbia, GO, Series A, 5.50% due 6/01/2012 (f)           3,058
                     ---------------------------------------------------------------------------------------------------------------
                                                         District of Columbia, Revenue Refunding Bonds:
                     AAA       Aaa         2,500             (Catholic University of America Project),
                                                             5.625% due 10/01/2029 (a)                                         2,573
                     AAA       Aaa         5,000             (Georgetown University), Series A,
                                                             6% due 4/01/2018 (h)                                              5,395
====================================================================================================================================
Florida--1.1%        AA        NR*         2,240         Beacon Tradeport Community Development District, Florida,
                                                         Special Assessment Revenue Refunding Bonds (Commercial
                                                         Project), Series A, 5.625% due 5/01/2032                              2,263
                     ---------------------------------------------------------------------------------------------------------------
                     A1+       VMIG1@      1,600         Jacksonville, Florida, Electric Authority, Electric
                                                         System Revenue Bonds, VRDN, Series C, 1.70% due
                                                         10/01/2030 (k)                                                        1,600
                     ---------------------------------------------------------------------------------------------------------------
                     A1        VMIG1@      1,000         Martin County, Florida, PCR, Refunding (Florida Power
                                                         & Light Company Project), VRDN, 1.80% due 7/15/2022 (k)               1,000
====================================================================================================================================
Georgia--2.7%        AAA       Aaa         4,750         Georgia Municipal Electric Authority, Power Revenue Bonds,
                                                         Series Y, 10% due 1/01/2010 (h)                                       6,547
                     ---------------------------------------------------------------------------------------------------------------
                     A         A2            250         Georgia Municipal Electric Authority, Power Revenue
                                                         Refunding Bonds, Series Y, 10% due 1/01/2010 (c)                        346
                     ---------------------------------------------------------------------------------------------------------------
                     A         A3          4,785         Monroe County, Georgia, Development Authority, PCR,
                                                         Refunding (Oglethorpe Power Corporation--Scherer),
                                                         Series A, 6.80% due 1/01/2011                                         5,538
====================================================================================================================================
Hawaii--2.3%         AAA       Aaa         2,000         Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                  2,072
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         7,055         Honolulu, Hawaii, City and County, GO, Series A,
                                                         6.25% due 4/01/2014 (d)                                               8,177
====================================================================================================================================
Illinois--10.1%      NR*       Aaa         5,000         Chicago, Illinois, Board of Education, GO, RIB,
                                                         Series 467, 9.51% due 12/01/2027 (a)(j)                               5,383
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         5,000         Chicago, Illinois, GO (Lakefront Millennium Parking
                                                         Facilities), 5.125% due 1/01/2028 (h)                                 4,847
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       NR*         6,835         Chicago, Illinois, O'Hare International Airport,
                                                         Revenue Refunding Bonds, DRIVERS, AMT, Series 250,
                                                         9.48% due 1/01/2021 (h)(j)                                            7,190
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,050         Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                                                         Series C, 7% due 3/01/2032 (h)(l)                                     2,277
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,200         Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%
                                                         due 11/15/2026 (a)                                                    2,242
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,130         Illinois Development Finance Authority Revenue Bonds
                                                         (Presbyterian Home Lake Project), Series B, 6.25% due
                                                         9/01/2017 (f)                                                         2,277
                     ---------------------------------------------------------------------------------------------------------------
                                                         Illinois State, GO, First Series:
                     AAA       Aaa         1,000             5.50% due 2/01/2017 (d)                                           1,053
                     AAA       Aaa         1,000             5.50% due 2/01/2018 (d)                                           1,048
                     AAA       NR*        10,000             5.50% due 8/01/2018 (f)                                          10,416
                     AAA       Aaa         3,000             5.625% due 6/01/2025 (h)                                          3,093
                     ---------------------------------------------------------------------------------------------------------------
                     NR*       A1          3,750         Illinois Student Assistance Commission, Student Loan Revenue
                                                         Refunding Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015             3,830
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,000         Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                         State Tax Revenue Refunding Bonds (McCormick Plant Expansion
                                                         Project), 5.50% due 12/15/2024                                        2,045
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
DRIVERS        Derivative Inverse Tax-Exempt Receipts
EDA            Economic Development Authority
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDB            Industrial Development Board
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
RITR           Residual Interest Trust Receipts
S/F            Single-Family
VRDN           Variable Rate Demand Notes


                                      6 & 7

                                    MuniYield Quality Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P      Moody's      Face
STATE              Ratings    Ratings     Amount         Issue                                                                Value
====================================================================================================================================
Indiana--6.6%                                            De Kalb County, Indiana, Redevelopment Authority Revenue Bonds
                                                         (Mini-Mill), Series A (b):
                     AAA       NR*       $ 3,000             6.50% due 1/15/2014                                             $ 3,281
                     AAA       NR*         3,220             6.625% due 1/15/2017                                              3,547
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       NR*         2,500         Indiana Bond Bank Revenue Bonds, Guarantee State Revolver,
                                                         6.875% due 2/01/2012 (a)                                              2,771
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,000         Indiana State Office Building Commission Revenue Bonds
                                                         (Correction Facilities Program), Series A, 5.50% due 7/01/2020 (a)    2,048
                     ---------------------------------------------------------------------------------------------------------------
                     BBB       Baa2        9,800         Indianapolis, Indiana, Airport Authority, Special Facilities
                                                         Revenue Bonds (Federal Express Corporation Project), AMT, 7.10%
                                                         due 1/15/2017                                                        10,310
                     ---------------------------------------------------------------------------------------------------------------
                     AA        NR*         7,500         Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                         Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                7,895
====================================================================================================================================
Kansas--1.4%                                             Kansas City, Kansas, Utility System Revenue Refunding Bonds (d):
                     AAA       NR*         1,140             6.375% due 9/01/2004 (i)                                          1,262
                     AAA       Aaa         2,360             6.375% due 9/01/2023                                              2,569
                     ---------------------------------------------------------------------------------------------------------------
                     NR*       Aaa         2,550         Kansas State Development Finance Authority Revenue Bonds
                                                         (Public Water Supply Revolving Loan), Series 2, 5.75%
                                                         due 4/01/2016 (a)                                                     2,755
====================================================================================================================================
Kentucky--3.6%       AAA       Aaa         3,100         Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                                         Series B, 6.625% due 7/01/2026 (e)(h)                                 3,233
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         6,570         Lexington--Fayette Urban County Government, Kentucky,
                                                         Governmental Program Revenue Bonds (University of Kentucky
                                                         Alumni Association Inc. Project), 6.75% due 11/01/2004 (h)(i)         7,371
                     ---------------------------------------------------------------------------------------------------------------
                     BBB       Baa2        5,250         Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                         (TJ International Project), AMT, 7% due 6/01/2024                     5,513
====================================================================================================================================
Louisiana--2.3%      AAA       Aaa         9,000         Louisiana Local Government, Environmental Facilities, Community
                                                         Development Authority Revenue Bonds (Capital Projects and
                                                         Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)            10,233
====================================================================================================================================
Massachusetts--3.8%                                      Massachusetts Bay, Massachusetts, Transportation Authority,
                                                         General Transportation System Revenue Refunding Bonds,
                                                         Series A (h):
                     AAA       Aaa         3,730             7% due 3/01/2011                                                  4,491
                     AAA       Aaa         3,550             7% due 3/01/2014                                                  4,354
                     ---------------------------------------------------------------------------------------------------------------
                                                         Massachusetts State, HFA, S/F Housing Revenue Bonds (h):
                     AAA       Aaa         2,910             6.35% due 6/01/2017                                               3,066
                     AAA       Aaa         2,395             Series 37, 6.35% due 6/01/2017                                    2,523
                     ---------------------------------------------------------------------------------------------------------------
                     NR*       Aa3         2,500         Massachusetts State Revenue Bonds, RIB, Series 420, 9.59%
                                                         due 12/15/2014 (j)                                                    2,961
====================================================================================================================================
Michigan--2.1%                                           Detroit, Michigan, City School District, GO, Series A (f):
                     AAA       Aaa         1,335             5.50% due 5/01/2016                                               1,423
                     AAA       Aaa         4,000             5.50% due 5/01/2019                                               4,169
                     AAA       Aaa         3,625             5.50% due 5/01/2020                                               3,766
====================================================================================================================================
Mississippi--0.9%    AAA       Aaa         3,440         Mississippi Home Corporation, S/F Revenue Refunding Bonds,
                                                         AMT, Series I, 7.375% due 6/01/2028 (h)(l)                            3,874
====================================================================================================================================
Missouri--1.6%                                           Missouri State Housing Development Commission, S/F Mortgage
                                                         Revenue Bonds (h):
                     AAA       Aaa         1,850             (Homeowner Loan), AMT, Series B-1, 7.45% due 9/01/2031            2,113
                     AAA       Aaa         1,540             Series C-1, 6.55% due 9/01/2028                                   1,654
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         3,140         Saint Joseph, Missouri, School District, GO (Missouri Direct
                                                         Deposit Program), 5.75% due 3/01/2017 (f)                             3,393
====================================================================================================================================
Nevada--1.4%         AAA       Aaa         5,710         Washoe County, Nevada, School District, GO, 5.875%
                                                         due 6/01/2017 (f)                                                     6,149
====================================================================================================================================
New Hampshire--3.4%  AAA       Aaa        10,000         New Hampshire Health and Education Facilities Authority
                                                         Revenue Bonds (Dartmouth--Hitchcock Obligation Group),
                                                         5.50% due 8/01/2027                                                  10,238
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         5,000         New Hampshire State Business Finance Authority, PCR, Refunding
                                                         (Public Service Company), AMT, Series D, 6% due 5/01/2021 (h)         5,272
====================================================================================================================================
New Jersey--1.7%     AAA       Aaa         6,740         New Jersey State Transportation Trust Fund Authority,
                                                         Transportation System, Revenue Refunding Bonds, Series B, 6%
                                                         due 12/15/2017 (h)                                                    7,506
====================================================================================================================================
New Mexico--0.8%     AAA       Aaa         3,500         University of New Mexico, University Revenue Bonds, Sub-Lien,
                                                         Series A, 5.75% due 6/01/2020 (h)                                     3,725
====================================================================================================================================
New York--14.8%      AAA       Aaa         8,085         New York City, New York, City Municipal Water Finance Authority,
                                                         Water and Sewer System Revenue Bonds, RITR, Series FR-6, 9.545%
                                                         due 6/15/2026 (h)(j)                                                  9,429
                     ---------------------------------------------------------------------------------------------------------------
                                                         New York City, New York, GO:
                     AAA       NR*         3,500             DRIVERS, Series 194, 9.57% due 2/01/2015 (f)(j)                   3,978
                     NR*       Aaa         6,920             RIB, Series 394, 10.09% due 8/01/2016 (h)(j)                      8,244
                     AAA       NR*         5,000             Series B, 5.875% due 8/15/2013                                    5,351
                     AAA       NR*         9,055             Series F, 5.75% due 2/01/2019                                     9,441
                     AAA       Aaa         1,495             Series I, 6.25% due 4/15/2017                                     1,620
                     ---------------------------------------------------------------------------------------------------------------
                                                         New York City, New York, GO, Refunding:
                     AAA       NR*         5,000             Series B, 7.25% due 8/15/2007                                     5,850
                     AAA       NR*         5,000             Series E, 6.50% due 2/15/2006                                     5,561
                     AAA       Aaa         9,325             Series G, 5.75% due 2/01/2017 (f)                                 9,951
                     AAA       NR*         2,315             Series J, 6% due 8/01/2017                                        2,520
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         4,000         New York State Dormitory Authority, Revenue Refunding Bonds
                                                         (State University), Series B, 7.50% due 5/15/2011 (f)                 4,787
====================================================================================================================================
North Carolina--1.5% AAA       NR*         2,865         Charlotte, North Carolina, Water and Sewer System Revenue Bonds,
                                                         DRIVERS, Series 205, 9.25% due 6/01/2012 (j)                          3,358
                     ---------------------------------------------------------------------------------------------------------------
                                                         Iredell County, North Carolina, Public Facilities, Corporate
                                                         Installment Payment Revenue Bonds (School Projects) (a):
                     NR*       Aaa         2,180             6% due 6/01/2014                                                  2,419
                     NR*       Aaa         1,000             6% due 6/01/2017                                                  1,098
====================================================================================================================================
Ohio--0.5%           AA        NR*         2,000         Jackson, Ohio, Hospital Facilities Revenue Bonds (Consolidated
                                                         Health System--Jackson Hospital), 6.125% due 10/01/2020               2,131
====================================================================================================================================


                                     8 & 9

                                    MuniYield Quality Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P      Moody's      Face
STATE              Ratings    Ratings     Amount         Issue                                                                Value
====================================================================================================================================
Oklahoma--0.8%                                           Tulsa, Oklahoma, Airports Improvement Trust, General Revenue
                                                         Bonds (Tulsa International Airport), AMT (d):
                     AAA       Aaa       $ 1,250             Series A, 6% due 6/01/2020                                      $ 1,321
                     AAA       Aaa         1,000             Series B, 6% due 6/01/2019                                        1,060
                     AAA       Aaa         1,000             Series B, 6.125% due 6/01/2026                                    1,060
====================================================================================================================================
Oregon--2.0%         NR*       Aaa         7,500         Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                                         9.44% due 8/01/2020 (d)(j)                                            8,912
====================================================================================================================================
Pennsylvania--1.9%   AAA       Aaa         2,000         Allegheny County, Pennsylvania, Port Authority, Special
                                                         Transportation Revenue Bonds, 6% due 3/01/2009 (h)(i)                 2,272
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         6,250         Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                         Lease Revenue Bonds, Series B, 5.50% due 10/01/2021 (f)               6,460
====================================================================================================================================
Rhode Island--0.6%   AAA       Aaa         2,500         Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (f)       2,616
====================================================================================================================================
South Carolina--5.1% AAA       NR*        10,000         Fairfield County, South Carolina, PCR (South Carolina Electric
                                                         and Gas), 6.20% due 9/01/2014 (h)                                    10,429
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         2,200         Richland County, South Carolina, School District Number 001, GO,
                                                         5.75% due 3/01/2015 (f)                                               2,386
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         6,085         South Carolina State Public Service Authority, Revenue Refunding
                                                         Bonds, Series A, 5.75% due 1/01/2022 (h)                              6,356
                     ---------------------------------------------------------------------------------------------------------------
                     NR*       A1          3,800         Spartanburg County, South Carolina, Solid Waste Disposal
                                                         Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024     4,138
====================================================================================================================================
Tennessee--6.7%      AAA       Aaa        17,000         Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                         Redevelopment Corporation), 5.875% due 10/01/2024 (a)                18,107
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         5,000         Memphis--Shelby County, Tennessee, Airport Authority, Airport
                                                         Revenue Bonds, AMT, Series D, 6.25% due 3/01/2018 (a)                 5,435
                     ---------------------------------------------------------------------------------------------------------------
                                                         Tennessee HDA, Homeownership Revenue Bonds, AMT, Series 2-C (a):
                     AAA       Aaa         1,750             5.90% due 7/01/2010                                               1,869
                     AAA       Aaa         2,075             6.10% due 7/01/2013                                               2,205
                     AAA       Aa2         2,390             6.20% due 7/01/2015                                               2,533
====================================================================================================================================
Texas--14.4%                                             Austin, Texas, Convention Center Revenue Bonds (Convention
                                                         Enterprises Inc.), Trust Certificates, Second Tier, Series B:
                     AA-       Aa3         5,000             6% due 1/01/2023                                                  5,188
                     AA-       Aa3         6,900             5.75% due 1/01/2032                                               6,956
                     ---------------------------------------------------------------------------------------------------------------
                                                         Bell County, Texas, Health Facilities Development Corporation,
                                                         Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN (k):
                     A1+       VMIG1@        100             Series 2001-2, 1.70% due 8/15/2031                                  100
                     A1+       VMIG1@        400             Series B-2, 1.70% due 8/15/2029                                     400
                     ---------------------------------------------------------------------------------------------------------------
                     NR*       Aaa         1,000         Bell County, Texas, Health Facilities Development Revenue Bonds
                                                         (Lutheran General Health Care System), 6.50% due 7/01/2019 (c)        1,182
                     ---------------------------------------------------------------------------------------------------------------
                                                         Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                                         and Improvement Bonds, AMT, Series A (d):
                     AAA       Aaa         1,835             5.875% due 11/01/2017                                             1,938
                     AAA       Aaa         2,145             5.875% due 11/01/2018                                             2,260
                     AAA       Aaa         2,385             5.875% due 11/01/2019                                             2,496
                     ---------------------------------------------------------------------------------------------------------------
                     NR*       Aaa         5,235         Denton, Texas, Utility System Revenue Bonds, RIB, Series 369,
                                                         9.96% due 12/01/2017 (f)(j)                                           6,179
                     ---------------------------------------------------------------------------------------------------------------
                                                         Gregg County, Texas, Health Facilities Development Corporation,
                                                         Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                     AA        Baa2        6,000             6.875% due 10/01/2020                                             6,734
                     AA        Baa2        2,600             6.375% due 10/01/2025                                             2,797
                     ---------------------------------------------------------------------------------------------------------------
                                                         Harris County, Houston, Texas, Sports Authority, Revenue
                                                         Refunding Bonds, Senior Lien, Series G (h):
                     AAA       Aaa         2,670             5.75% due 11/15/2019                                              2,833
                     AAA       Aaa         4,000             5.75% due 11/15/2020                                              4,228
                     ---------------------------------------------------------------------------------------------------------------
                     A1+       VMIG1@      2,500         Harris County, Texas, Health Facilities Development Corporation,
                                                         Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series
                                                         B-1, 1.70% due 10/01/2029 (k)                                         2,500
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa        15,000         Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                                         Junior Lien, Series A, 5.32%** due 12/01/2021 (f)                     5,008
                     ---------------------------------------------------------------------------------------------------------------
                                                         San Antonio, Texas, Airport System Improvement Revenue Bonds,
                                                         AMT (d):
                     AAA       Aaa         2,010             5.75% due 7/01/2016                                               2,111
                     AAA       Aaa         3,000             5.75% due 7/01/2017                                               3,126
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         3,200         San Benito, Texas, Consolidated Independent School District,
                                                         GO, 5.75% due 2/15/2016 (h)                                           3,447
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa           430         Texas Housing Agency, Residential Development Mortgage Revenue
                                                         Bonds, Series A, 7.50% due 7/01/2015 (e)(g)                             433
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         4,600         Travis County, Texas, Health Facilities Development Corporation,
                                                         Revenue Refunding Bonds (Ascension Health Credit), Series A,
                                                         6.25% due 11/15/2014 (h)                                              5,050
====================================================================================================================================
Utah--5.7%                                               Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                                         Hospitals Inc.):
                     AAA       Aaa         4,375             6.30% due 2/15/2015 (a)                                           5,049
                     AAA       Aaa        15,000             6.30% due 2/15/2015 (h)(m)                                       17,374
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         3,230         Utah State Board of Regents, Hospital Revenue Bonds (University
                                                         of Utah), 5.50% due 8/01/2017 (h)                                     3,353
====================================================================================================================================
Virginia--1.5%       AAA       Aaa         6,000         Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                                         Bonds, AMT, Series A, 6.05% due 2/01/2009 (a)                         6,657
====================================================================================================================================
Washington--9.5%     AAA       NR*        10,000         Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS,
                                                         Series 242, 9.51% due 7/01/2017 (h)(j)                               11,447
                     ---------------------------------------------------------------------------------------------------------------
                                                         Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                         (Columbia Generating):
                     AAA       Aaa         2,550             Series A, 5.75% due 7/01/2018 (h)                                 2,722
                     AAA       Aaa         2,675             Series B, 6% due 7/01/2018 (a)                                    2,928
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       Aaa         1,600         Seattle, Washington, Municipal Light and Power Revenue Refunding
                                                         and Improvement Bonds, 5.50% due 3/01/2019                            1,651
                     ---------------------------------------------------------------------------------------------------------------
                     AAA       NR*         5,000         Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB,
                                                         Series 512X, 9.49% due 1/01/2017 (f)(j)                               5,665
                     ---------------------------------------------------------------------------------------------------------------
                                                         Washington State, GO (f):
                     AAA       NR*         7,500             Series A and AT-6, 6.25% due 2/01/2011                            8,604
                     AAA       NR*         9,000             Series S-4, 5.75% due 1/01/2013                                   9,771
====================================================================================================================================


                                     10 & 11

                                    MuniYield Quality Fund, Inc., April 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P      Moody's      Face
STATE              Ratings    Ratings     Amount         Issue                                                              Value
====================================================================================================================================
Wisconsin--1.1%      NR*       Aaa       $ 1,000         Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                                         Series A, 5.75% due 12/01/2025 (d)                               $   1,028
                     ---------------------------------------------------------------------------------------------------------------
                     AA        Aa3         3,800         Wisconsin Housing and EDA, Housing Revenue Bonds, AMT,
                                                         Series D, 7.20% due 11/01/2013                                       3,881
====================================================================================================================================
Puerto Rico--0.7%    AAA       Aaa         2,435         Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                         Trust Receipts, Class R, Series 16 HH, 9.542% due
                                                         7/01/2013 (f)(j)                                                     3,099
====================================================================================================================================
                     Total Investments (Cost--$604,991)--140.5%                                                             634,537
                     Variation Margin on Financial Futures Contracts***--0.0%                                                   (71)
                     Other Assets Less Liabilities--3.8%                                                                     17,231
                     Preferred Stock, at Redemption Value--(44.3%)                                                         (200,000)
                                                                                                                          ---------
                     Net Assets Applicable to Common Stock--100.0%                                                        $ 451,697
                                                                                                                          =========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(l)   FNMA/GNMA Collateralized.
(m) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of April 30, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                 Expiration
      Contracts            Issue                   Date             Value
      --------------------------------------------------------------------------
        650           US Treasury Bonds          June 2002       $68,615,625
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$68,676,563)                        $68,615,625
                                                                 ===========
      --------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                           Total Assets
--------------------------------------------------------------------------------
AAA/Aaa.........................................................        83.5%
AA/Aa...........................................................         7.5
A/A.............................................................         2.1
BBB/Baa.........................................................         2.4
Other*..........................................................         1.8
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

STATEMENT OF NET ASSETS

                           As of April 30, 2002
===================================================================================================================================
Assets:                    Investments, at value (identified cost--$604,990,857) ...................                   $634,536,809
                           Cash ....................................................................                        140,404
                           Receivables:
                               Interest ............................................................   $ 11,038,938
                               Securities sold .....................................................      6,727,846      17,766,784
                                                                                                       ------------
                           Prepaid expenses and other assets .......................................                         32,507
                                                                                                                       ------------
                           Total assets ............................................................                    652,476,504
                                                                                                                       ------------
===================================================================================================================================
Liabilities:               Payables:
                               Dividends to shareholders ...........................................        361,661
                               Investment adviser ..................................................        266,396
                               Variation margin ....................................................         71,094         699,151
                                                                                                       ------------
                           Accrued expenses ........................................................                         80,837
                                                                                                                       ------------
                           Total liabilities .......................................................                        779,988
                                                                                                                       ------------
===================================================================================================================================
Preferred Stock:           Preferred Stock, par value $.05 per share (8,000 shares of AMPS*
                           issued and outstanding at $25,000 per share liquidation preference) .....                    200,000,000
                                                                                                                       ------------
===================================================================================================================================
Net Assets Applicable      Net assets applicable to Common Stock ...................................                   $451,696,516
To Common Stock:                                                                                                       ============
===================================================================================================================================
Analysis of Net            Common Stock, par value $.10 per share (30,425,258 shares issued
Assets Applicable          and outstanding) ........................................................                   $  3,042,526
To Common Stock:           Paid-in capital in excess of par ........................................                    423,867,385
                           Undistributed investment income--net ....................................                      5,037,137
                           Accumulated realized capital losses on investments--net .................                     (9,857,422)
                           Unrealized appreciation on investments--net .............................                     29,606,890
                                                                                                                       ------------
                           Total--Equivalent to $14.85 net asset value per share of Common
                           Stock (market price--$13.65) ............................................                   $451,696,516
                                                                                                                       ============
===================================================================================================================================

      *     Auction Market Preferred Stock.

                       See Notes to Financial Statements.


                                    12 & 13

                                    MuniYield Quality Fund, Inc., April 30, 2002

STATEMENT OF OPERATIONS

                      For the Six Months Ended April 30, 2002
====================================================================================================================================
Investment            Interest .....................................................................                   $ 18,093,024
Income:
====================================================================================================================================
Expenses:             Investment advisory fees .....................................................   $  1,616,304
                      Commission fees ..............................................................        260,750
                      Accounting services ..........................................................        111,964
                      Professional fees ............................................................         48,824
                      Transfer agent fees ..........................................................         46,416
                      Printing and shareholder reports .............................................         17,930
                      Custodian fees ...............................................................         17,839
                      Directors' fees and expenses .................................................         17,821
                      Listing fees .................................................................         14,536
                      Pricing fees .................................................................         11,953
                      Other ........................................................................         22,331
                                                                                                       ------------
                      Total expenses ...............................................................                      2,186,668
                                                                                                                       ------------
                      Investment income--net .......................................................                     15,906,356
                                                                                                                       ------------
====================================================================================================================================
Realized &            Realized loss on investments--net ............................................                       (435,342)
Unrealized Loss on    Change in unrealized appreciation on investments--net ........................                    (12,847,048)
Investments--Net:                                                                                                      ------------
                      Total realized and unrealized loss on investments--net .......................                    (13,282,390)
                                                                                                                       ------------
====================================================================================================================================
Dividends &           Investment income--net .......................................................                     (1,422,940)
Distributions to      Realized gain on investments--net ............................................                        (40,020)
Preferred Stock                                                                                                        ------------
Shareholders:         Total dividends and distributions to Preferred Stock shareholders ............                     (1,462,960)
                                                                                                                       ------------
                      Net Increase in Net Assets Resulting from Operations .........................                   $  1,161,006
                                                                                                                       ============
====================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
                                                                                                        April 30,       October 31,
Increase (Decrease) in Net Assets:                                                                        2002             2001+
====================================================================================================================================
Operations:               Investment income--net .................................................   $  15,906,356    $  32,327,769
                          Realized gain (loss) on investments--net ...............................        (435,342)       8,352,760
                          Change in unrealized appreciation on investments--net ..................     (12,847,048)      24,382,848
                          Dividends and distributions to Preferred Stock shareholders ............      (1,462,960)      (6,534,340)
                                                                                                     -------------    -------------
                          Net increase in net assets resulting from operations ...................       1,161,006       58,529,037
                                                                                                     -------------    -------------
====================================================================================================================================
Dividends &               Investment income--net .................................................     (13,828,280)     (25,478,111)
Distributions to          Realized gain on investments--net ......................................        (157,998)              --
Common Stock                                                                                         -------------    -------------
Shareholders              Net decrease in net assets resulting from dividends and distributions
                          to Common Stock shareholders ...........................................     (13,986,278)     (25,478,111)
                                                                                                     -------------    -------------
====================================================================================================================================
Net Assets Applicable     Total increase (decrease) in net assets applicable to Common Stock .....     (12,825,272)      33,050,926
To Common Stock:          Beginning of period ....................................................     464,521,788      431,470,862
                                                                                                     -------------    -------------
                          End of period* .........................................................   $ 451,696,516    $ 464,521,788
                                                                                                     =============    =============
====================================================================================================================================
                         *Undistributed investment income--net ...................................   $   5,037,137    $   4,382,001
                                                                                                     =============    =============
====================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                     14 & 15

                                    MuniYield Quality Fund, Inc., April 30, 2002

FINANCIAL HIGHLIGHTS

                           The following per share data and ratios
                           have been derived from information          For the Six                     For the
                           provided in the financial statements.       Months Ended              Year Ended October 31,
                                                                         April 30,     --------------------------------------------
                           Increase (Decrease) in Net Asset Value:         2002          2001        2000        1999        1998
===================================================================================================================================
Per Share                  Net asset value, beginning of period .......  $  15.27      $  14.18    $  13.54    $  15.58    $  15.17
Operating                                                                --------      --------    --------    --------    --------
Performance:+              Investment income--net .....................       .53          1.06        1.07        1.07        1.12
                           Realized and unrealized gain (loss) on
                           investments--net ...........................      (.44)         1.08         .66       (2.04)        .40
                           Dividends and distributions to
                           Preferred Stock shareholders:
                              Investment income--net ..................      (.05)         (.21)       (.27)       (.21)       (.23)
                              Realized gain on investments--net .......        --@           --          --          --          --
                                                                         --------      --------    --------    --------    --------
                           Total from investment operations ...........       .04          1.93        1.46       (1.18)       1.29
                                                                         --------      --------    --------    --------    --------
                           Less dividends and distributions to
                           Common Stock shareholders:
                              Investment income--net ..................      (.45)         (.84)       (.82)       (.86)       (.88)
                              Realized gain on investments--net .......      (.01)           --          --          --          --
                                                                         --------      --------    --------    --------    --------
                           Total dividends and distributions to
                           Common Stock shareholders ..................      (.46)         (.84)       (.82)       (.86)       (.88)
                                                                         --------      --------    --------    --------    --------
                           Net asset value, end of period .............  $  14.85      $  15.27    $  14.18    $  13.54    $  15.58
                                                                         ========      ========    ========    ========    ========
                           Market price per share, end of period ......  $  13.65      $  14.24    $  12.25    $  12.06    $  15.56
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Total Investment           Based on market price per share ............     (.97%)++     25.47%       7.03%     (17.61%)     14.33%
Return:**                                                                ========      ========    ========    ========    ========
                           Based on net asset value per share .........      .47%++      14.46%      12.09%      (7.62%)      8.93%
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Ratios Based on            Total expenses*** ..........................      .97%*         .98%        .99%        .95%        .91%
Average Net Assets                                                       ========      ========    ========    ========    ========
Of Common Stock:           Total investment income--net*** ............     7.09%*        7.18%       7.74%       7.17%       7.30%
                                                                         ========      ========    ========    ========    ========
                           Amount of dividends to Preferred
                           Stock shareholders .........................      .63%*        1.45%       1.94%       1.41%       1.50%
                                                                         ========      ========    ========    ========    ========
                           Investment income--net, to Common
                           Stock shareholders .........................     6.46%*        5.73%       5.81%       5.76%       5.80%
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Ratios Based on            Total expenses .............................      .68%*         .68%        .67%        .66%        .64%
Average Net Assets                                                       ========      ========    ========    ========    ========
Of Common &                Total investment income--net ...............     4.92%*        4.97%       5.23%       4.99%       5.12%
Preferred Stock:***                                                      ========      ========    ========    ========    ========
===================================================================================================================================
Ratios Based on            Dividends to Preferred Stock shareholders ..     1.43%*        3.27%       4.03%       3.21%       3.51%
Average Net Assets                                                       ========      ========    ========    ========    ========
Of Preferred Stock:
===================================================================================================================================
Supplemental               Net assets, net of Preferred Stock,
Data:                      end of period (in thousands) ...............  $451,697      $464,522    $431,471    $411,883    $473,898
                                                                         ========      ========    ========    ========    ========
                           Preferred Stock outstanding,
                           end of period (in thousands) ...............  $200,000      $200,000    $200,000    $200,000    $200,000
                                                                         ========      ========    ========    ========    ========
                           Portfolio turnover .........................    29.89%        89.58%      51.19%      91.78%      42.95%
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Leverage:                  Asset coverage per $1,000 ..................  $  3,258      $  3,323    $  3,157    $  3,059    $  3,369
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================
Dividends Per Share        Series A--Investment income--net ...........  $    212      $    852    $  1,024    $    824    $    961
On Preferred Stock                                                       ========      ========    ========    ========    ========
Outstanding:               Series B--Investment income--net ...........  $    171      $    792    $  1,015    $    779    $    879
                                                                         ========      ========    ========    ========    ========
                           Series C--Investment income--net ...........  $    165      $    832    $    999    $    809    $    815
                                                                         ========      ========    ========    ========    ========
                           Series D--Investment income--net ...........  $    165      $    791    $  1,002    $    787    $    856
                                                                         ========      ========    ========    ========    ========
===================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Certain prior year amounts have been reclassified to conform to current year presentation.
 ++   Aggregate total investment return.
  @   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    16 & 17

                                    MuniYield Quality Fund, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM $12,793 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $189,219,946 and $203,368,036, respectively.

Net realized gains (losses) for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                 Gains (Losses)         Gains
--------------------------------------------------------------------------------
Long-term investments .....................        $ 331,155         $29,545,952
Financial futures contracts ...............         (766,497)             60,938
                                                   ---------         -----------
Total .....................................        $(435,342)        $29,606,890
                                                   =========         ===========
--------------------------------------------------------------------------------

As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $29,545,952, of which $30,659,860 related to appreciated securities and $1,113,908 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $604,990,857.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.27%; Series B, 1.50%; Series C, 1.42%; and Series D, 1.60%.


                                    18 & 19

                                    MuniYield Quality Fund, Inc., April 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Shares issued and outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $127,518 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $4,695,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.076000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                    20 & 21

                                    MuniYield Quality Fund, Inc., April 30, 2002

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Director and Vincent R. Giordano, Senior Vice President of MuniYield Quality Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQY

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

MuniYield Quality Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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